September 13, 2017

VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Life Insurance Company ("Registrant")
Symetra Resource Variable Account B ("Depositor") (File No. 811-04716)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and Symetra Resource Variable Account B, we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940, that the semi-annual reports for the underlying funds have been transmitted to contract owners accordingly.

We incorporate by reference the following semi-annual reports for the underlying funds:

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
AB Variable Products Series Fund, Inc.	811-05398
ALPS Variable Investment Trust	811-21987
American Century Variable Portfolios Inc.	811-05188
American Funds Insurance Series	811-03857
BlackRock Variable Series Funds, Inc.	811-03290
Calvert Variable Products, Inc.	811-04000
Columbia Funds Variable Series Trust	811-05199
Columbia Funds Variable Series Trust II	811-22127
Delaware VIP Trust	811-05162
Deutsche Variable Series I	811-04257
Deutsche Variable Series II	811-05002
Dreyfus Investment Portfolios	811-08673
Dreyfus Socially Responsible Growth Fund, Inc.	811-07044
Dreyfus Stock Index Fund Inc.	811-05719
Dreyfus Variable Investment Fund	811-05125
Eaton Vance Variable Trust	811-10067
Federated Insurance Series	811-08042
Franklin Templeton Variable Insurance Products Trust	811-05583
Goldman Sachs Variable Insurance Trust	811-08361
JPMorgan Insurance Trust	811-07874
Janus Aspen Series	811-07736
The Merger Fund VL	811-21279
MFS Variable Insurance Trust	811-08326
MFS Variable Insurance Trust II	811-03732
PIMCO Equity Series	811-22375
PIMCO Variable Insurance Trust	811-08399
Pioneer Variable Contracts Trust /MA/	811-08786
Royce Capital Fund	811-07537
SEI Insurance Products Trust	811-22862

Fund Company	1940 Act Registration No.
Sentinel Variable Products Trust	811-09917
T Rowe Price Equity Series, Inc	811-07143
T. Rowe Price International Series, Inc.	811-07145
Van Eck VIP Trust	811-05083
Vanguard Variable Insurance Funds	811-05962
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund III	811-07205
Variable Insurance Products Fund IV	811-03759
Variable Insurance Products Fund V	811-05361
Virtus Variable Insurance Trust	811-04642
Voya Investors Trust	811-05629
Voya Variable Portfolios Inc.	811-07651

If you have any questions regarding this filing, please contact me at (425) 256-5026.

Sincerely,

Jacqueline M. Veneziani
Senior Vice President and Deputy General Counsel